Exhibit 99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Andrea Ruggeri, Principal Executive Officer of Infusive US Trust; (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	February 26, 2021	/s/ Andrea Ruggeri
Andrea Ruggeri Principal Executive Officer (principal executive officer)

I, Conrad Levy, Principal Financial Officer of Infusive US Trust; (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	February 26, 2021	/s/ Conrad Levy
Conrad Levy Principal Financial Officer (principal financial officer)